Prospectus Supplement	228081 9/05

dated September 2, 2005 to:

PUTNAM INCOME OPPORTUNITIES FUND

Prospectus dated June 30, 2005

In the section “Who manages the fund?” the second paragraph and table under the sub-heading “Investment management teams” are replaced with the following:

Investment management teams.  Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Global Asset Allocation Team manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leader and Portfolio Members coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

Portfolio leader	Joined Fund	Employer	Positions Over Past Five Years
Jeffrey L. Knight	2004	Putnam Management 1993 - Present	Chief Investment Officer.
Portfolio members	Joined Fund	Employer	Positions Over Past Five Years
Robert J. Kea	2004	Putnam Management 1989 - Present	Portfolio Manager. Previously, Quantitative Analyst.
Robert J. Schoen	2004	Putnam Management 1997 - Present	Portfolio Manager. Previously, Quantitative Analyst.